DERIVATIVE INSTRUMENTS - Schedule of Derivatives Instruments Statements of Financial Performance and Financial Position, Location (Details) - Net Investment Hedging - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Derivative Instruments and Hedging Activities Disclosures [Line Items]
Hedged items	$ 10	$ 0	$ 0
Derivatives designated as hedging instruments	(9)	0	0
Investment related gains (losses)	$ 1	$ 0	$ 0